UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 12, 2000
                                                  -----------------


                     PROVIDENT FINANCIAL HOLDINGS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                       0-28304               33-0704889
----------------------------          -------------       -------------------
(State or other jurisdiction          (File number)       (I.R.S. Employer
of incorporation)                                         Identification No.)


            3756 Central Avenue, Riverside, California       92506
            ------------------------------------------    ----------
             (Address of principal executive office)      (Zip code)


Registrant's telephone number, including are code: (909) 686-6060
                                                   --------------



        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 12, 2000, Provident Financial Holdings, Inc. ("The Company") dismissed PricewaterhouseCoopers LLP as the Company's certifying accountant. The decision to dismiss PricewaterhouseCoopers LLP was made by the Board of Directors upon the recommendation of Management.

     For the years ending June 30, 2000 and 1999, the audit reports of PricewaterhouseCoopers LLP did not contain an adverse opinion nor a disclaimer of opinion on the financial statements of Provident Financial Holdings, Inc. There were also no qualifications or modifications as to uncertainty, audit scope or accounting principles. Additionally, during the two most recent fiscal years and the subsequent interim period preceding their dismissal, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

     On December 12, 2000 the Company engaged Deloitte & Touche LLP as its independent accountants (as approved by the Board of Directors and recommended by its Management).

                                       1
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2000       Provident Financial Holdings, Inc.


                              /s/ Craig G. Blunden
                              -------------------------------------
                              Craig G. Blunden
                              President and Chief Executive Officer
                              (Principal Executive Officer)



                              /s/ Donavon P. Ternes
                              -------------------------------------
                              Donavon P. Ternes
                              Chief Financial Officer
                              (Principal Financial and Accounting Officer)

                                       2
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                                EXHIBIT INDEX


EXHIBIT No.     DESCRIPTION                                        PAGE No.
-----------     ------------------------------------------         --------

   16           Letter from PricewaterhouseCoopers LLP to
                the Securities and Exchange Commission,
                dated December 18, 2000                               4



                                       3
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                                                                  Exhibit 16


PRICEWATERHOUSECOOPERS
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                                                   PricewaterhouseCoopers LLP
                                                   350 South Grand Avenue
                                                   Los Angeles CA 90071-3405
                                                   Telephone (213) 356 6000
                                                   Facsimile (213) 356 6363


December 18, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Commissioners:

We have read the statements made by Provident Financial Holdings, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 12, 2000. We agree with the statements concerning our Firm in such Form 8-K. For this purpose disagreements include all situations which, if not resolved to our satisfaction, would have caused us to make reference thereto in our report in the financial statements for that year.

Very truly yours,


/s/PricewaterhouseCoopers LLP

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